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EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sona Mobile Holdings Corp. (the ‘‘Company’’)
on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the ‘‘Report’’), we, Shawn Kreloff, Chief Executive Officer of
the Company, and John C. Rudy, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

/s/ SHAWN KRELOFF
ShawnKreloff Chief Executive Officer

/s/ JOHN C. RUDY
John C. Rudy Chief Financial Officer

May 12, 2006